UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2023
____________________
Public Storage
(Exact Name of Registrant as Specified in its Charter)
____________________

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange

Depositary Shares, Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange

0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.
Investor Presentation
On January 3, 2023, Public Storage (“Public Storage” or the “Company”) posted on the Investor Relations section of its website a presentation (the “Investor Presentation”) it intends to use at an upcoming investor conference and provided the following update in regards to its property acquisition activities.
Investing Activities
During the three months ended December 31, 2022, Public Storage acquired 32 self-storage facilities with 1.6 million net rentable square feet for $241.2 million, including two properties under construction and expected to close in early 2023.
The activity includes the acquisition of Neighborhood Storage, a high-quality portfolio comprising 28 properties with 1.2 million net rentable square feet for $192.4 million, which includes 26 properties closed in December 2022 and two properties that are under construction and expected to close in early 2023. The portfolio is located in the high-growth Ocala market north of Orlando, Florida. Public Storage has transitioned the properties onto its industry-leading digital customer experience and remote property management platforms. Today, the Company offers the digital experience to customers across its entire portfolio and has expanded to more than 400 remotely managed properties nationwide.
During the twelve months ended December 31, 2022, Public Storage acquired 81 facilities with 5.1 million net rentable square feet for $790.4 million (inclusive of the Neighborhood Storage portfolio as described above).
Appointment of Chief Investment Officer
On January 3, 2023, the Company also announced that Tom Boyle, the Company’s Chief Financial Officer, has been appointed to also serve as its Chief Investment Officer, effective January 1, 2023. A copy of the press release announcing this appointment is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 8.01Other Events.
The Investor Presentation includes the following operating update for the three months ended December 31, 2022.
Same Store Facilities Operating Update (a)

	Three Months Ended December 31,
	2022	2021	Change

	(Amounts in thousands, except for per square foot amounts)

Tenants moving in during the period:
Average annual contract rent per square foot (b)	$16.71	$17.57	(4.9)%
Square footage	24,893	22,324	11.5%
Contract rents gained from move-ins	$103,991	$98,058	6.1%
Tenants moving out during the period:
Average annual contract rent per square foot (b)	$21.26	$18.55	14.6%
Square footage	26,406	23,625	11.8%
Contract rents lost from move-outs	$140,348	$109,561	28.1%
At December 31,
Square foot occupancy	92.4%	94.8%	(2.5)%
Annual contract rent per occupied square foot (b)	$23.02	$19.96	15.3%
Please see “Analysis of Same Store Revenue” under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 for further information with respect to the various factors that affect the Company’s revenues.

(a)The Same Store Facilities consist of 2,276 facilities (149.1 million net rentable square feet) that have been owned and operated on a stabilized basis since January 1, 2020.
(b)Annual contract rent represents the agreed upon monthly rate that is paid by the Company’s tenants in place at the time of measurement. Contract rates are initially set in the lease agreement upon move-in and the Company adjusts them from time to time with notice. Contract rent excludes other fees that are charged on a per-item basis, such as late charges and administrative fees, does not reflect the impact of promotional discounts, and does not reflect the impact of rents that are written off as uncollectible.
Forward-Looking Statements
This Current Report on Form 8-K, including the exhibits filed herewith and the sections of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2022 that are referenced herein, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Form 8-K, other than statements of historical fact, are forward-looking statements, which may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause actual events to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those described in Part 1, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2021 filed with the SEC on February 22, 2022 and in the Company’s other filings with the SEC.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Public Storage Press Release dated January 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ H. Thomas Boyle
Date: January 3, 2023		H. Thomas Boyle Senior Vice President and Chief Financial Officer